                                                                   EXHIBIT 99.1

Sensitivity of Group F Available Funds Cap
The table below shows the Group F Available Funds Cap for the first 36 periods at varying PPC:

                                        PPC

         Period   80%      100%     120%     140%     160%     180%     200%
         1        8.90     8.90     8.90     8.90     8.90     8.90     8.90
         2        8.89     8.89     8.89     8.89     8.89     8.89     8.89
         3        8.89     8.89     8.88     8.88     8.88     8.87     8.87
         4        8.88     8.88     8.87     8.87     8.86     8.86     8.85
         5        8.87     8.86     8.86     8.85     8.84     8.84     8.83
         6        8.86     8.85     8.84     8.83     8.82     8.81     8.80
         7        8.85     8.84     8.82     8.81     8.80     8.78     8.77
         8        8.83     8.82     8.80     8.78     8.77     8.75     8.73
         9        8.82     8.80     8.78     8.76     8.73     8.71     8.68
         10       8.80     8.78     8.75     8.73     8.70     8.67     8.63
         11       8.78     8.75     8.72     8.69     8.65     8.62     8.58
         12       8.76     8.73     8.69     8.65     8.61     8.56     8.51
         13       8.74     8.70     8.66     8.61     8.56     8.50     8.44
         14       8.72     8.68     8.63     8.57     8.51     8.44     8.37
         15       8.70     8.65     8.59     8.53     8.46     8.38     8.30
         16       8.68     8.62     8.56     8.48     8.40     8.32     8.22
         17       8.66     8.59     8.52     8.44     8.35     8.25     8.14
         18       8.64     8.57     8.48     8.39     8.29     8.18     8.05
         19       8.62     8.54     8.45     8.35     8.23     8.11     7.97
         20       8,60     8.51     8.41     8.30     8.17     8.03     7.87
         21       8.57     8.48     8.37     8.25     8.11     7.95     7.78
         22       8.55     8.44     8.33     8.19     8.04     7.87     7.68
         23       8.53     8.41     8.29     8.14     7.98     7.79     7.57
         24       8.50     8.38     8.24     8.09     7.91     7.70     7.46
         25       8.48     8.35     8.20     8.03     7.84     7.61     7.35
         26       8.45     8.31     8.15     7.97     7.76     7.51     7.23
         27       8.43     8.28     8.11     7.91     7.68     7.42     7.10
         28       8.40     8.24     8.06     7.85     7.60     7.31     6.97
         29       8.38     8.21     8.01     7.79     7.52     7.21     6.83
         30       8.35     8.17     7.96     7.72     7.44     7.10     6.69
         31       8.32     8.13     7.91     7.65     7.35     6.98     6.54
         32       8.30     8.10     7.86     7.59     7.26     6.86     6.41
         33       8.27     8.06     7.81     7.51     7.16     6.74     6.56
         34       8.24     8.02     7.75     7.44     7.06     6.61     6.72
         35       8.21     7.98     7.70     7.37     6.96     6.47     6.89
         36       8.18     7.94     7.64     7.29     6.86     6.46     7.06

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

o   Group A Certificate Structure

    - The Class A-lA Certificates are fixed rate Certificates which are not scheduled to receive principal payments for the 20 months. Thereafter, they receive 90% of the Group A senior principal payments until retired.

    - The Class A-2A, M-1A, M-2A and B-lA Certificates (the "Group A Floating Rate Certificates") are floating rate certificates based off 1 month LIBOR that pay interest on an actua1/360 day basis.

    - The Group A Floating Rate Certificates are subject to an available finds cap (the "Group A Available Funds Cap") equal to the weighted average Loan Rate on the Group A loans minus the sum of (i) the servicing and trustee fee rates (0.50625%) and (ii) the Class A-IO coupon expressed as a percentage of the Group A loans. The Group A Available Funds Cap equals approximately 9.25% at the Cutoff Date. The Group A Floating Rate Certificates are also subject to a stated cap equal to 15%.

    - The weighted average loan rate on the Group A loans is approximately 10.50% at the Cutoff Date. The weighted average lifetime cap is approximately 17.02% at the Cutoff Date. The lifetime maximum Group A Available Funds Cap is approximately 16.51% after month 36, based on the weighted average lifetime cap as of the Cutoff Date.

    - The Group A Floating Rate Certificates have a catch-up feature that reimburses investors for unpaid interest due to Available Funds Cap limitations ("LIBOR Carryover Shortfalls") with accrued interest thereon, on future Distribution Dates from the Group A remaining excess interest. The catch-up feature will not reimburse interest above the stated cap.

    - If the optional termination is not exercised when the combined Group F and Group A pool balance falls below 10% of the combined Group F and Group A Original Collateral Amount, the margins on the Group A Floating Rate Certificates will step up to:

        i) two times the initial margin on the Group A Senior Certificates (Class A-2A)

       ii) one and a half times the initial margin on the Group A Subordinate Certificates (Classes M-1A, M-2A and B-lA).


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

o   Group A Credit Enhancement

    - Senior/subordinate structure with credit enhancement at each rating level as shown below. The credit enhancement levels at each rating level will step down after month 36 such that the targeted enhancement level at each rating level is maintained.


    - Monthly Subordination of Excess Interest (approximately equal to 3.10% per annum at Cutoff).


    - Build up of Overcollateralization ("OC") through distributions of excess interest as principal to Certificateholders to achieve a target 2.25% of the sum of the Closing Date Group A Pool Balance and the original amount on deposit in the Prefunding Account Associated to Group A (such sum, the "Group A Original Collateral Amount").

    - As with credit enhancement levels, the Group A OC will step down after month 36 to 5.625% of the outstanding pool balance subject to a floor of 0.50% of the Group A Original Collateral Amount.




                       CE (before Step-down)(1)      CE (after Step-down)(1)
    (S&P/Fitch)     (% of Orig Collateral Amount)   (% of current pool balance)
    -----------     -----------------------------  -----------------------------

     AAA/AAA                  20.00%                           50.000%
     AA/AA+                   15.40%                           38.050%
      A/A+                    10.95%                           27.375%
   BBB-/BBB                    2.25%                            5.625%

   (1) Includes overcollateralization.

    - Cross-collateralization between the two Groups: excess interest in either group, after covering any shortfalls in that group (which shortfalls do not include LIBOR Carryover Shortfalls), can be used to cover shortfalls in interest in the other group (which shortfalls do not include LIBOR Carryover Shortfalls).


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

o   Group A Available Funds Cap

The following table shows the Group A Available Funds Cap each month assuming the Group A Loans prepay at 140% PPC and 6 month LIBOR remains constant at 5.6875%.


Month     Available    Month   Available    Month    Available
         Funds Cap (%)        Funds Cap (%)          Funds Cap (%)
  1        9.25         33       10.05       65       11.68
  2        9.24         34       10.00       66       11.68
  3        9.23         35        9.96       67       11.68
  4        9.25         36        9.91       68       11.68
  5        9.36         37       11.68       69       11.68
  6        9.48         38       11.68       70       11.68
  7        9.54         39       11.68       71       11.68
  8        9.52         40       11.68       72       11.68
  9        9.51         41       11.68       73       11.68
  10       9.51         42       11.68       74       11.68
  11       9.60         43       11.68       75       11.68
  12       9.72         44       11.68       76       11.68
  13       9.76         45       11.68       77       11.68
  14       9.73         46       11.68       78       11.68
  15       9.70         47       11.68       79       11.68
  16       9.68         48       11.68       80       11.68
  17       9.65         49       11.68       81       11.68
  18       9.63         50       11.68       82       11.68
  19       9.61         51       11.68       83       11.68
  20       9.58         52       11.68       84       11.68
  21       9.61         53       11.68       85       11.68
  22       9.57         54       11.68       86       11.68
  23       9.85         55       11.68       87       11.68
  24       10.20        56       11.68       88       11.68
  25       10.16        57       11.68       89       11.68
  26       10.34        58       11.68       90       11.68
  27       10.30        59       11.68       91       11.68
  28       10.26        60       11.68       92       11.68

  29       10.22        61       11.68       93       11.68
  30       10.18        62       11.68       94       11.68
  31       10.14        63       11.68       95       11.68
  32       10.10        64       11.68       96       11.68


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Advances:            - Monthly Advances. Delta, as servicer, is required to
                     advance interest for delinquent loans ("Monthly Advances") unless the Servicer determines that the delinquency advances are not recoverable from collections on these loans. The Servicer will be reimbursed for these advances from future collections on these loans.

                     - Servicer Advances. The Servicer is also required to pay all customary "out-of-pocket pocket" expenses associated with servicing the loans ("Servicer Advances"). The Servicer's fight of reimbursement for Servicing Advances is limited to late collections of on the related mortgage loans, released mortgaged property proceeds, etc.


                     - Compensating Interest. The Servicer will be required to remit to the Trustee any interest shortfalls due to the receipt of less than 30 days of accrued interest with a full prepayment ("Compensating Interest") up to the Servicing Fee for the related period, without any right of reimbursement.


Certificate Ratings: See Cover

Trustee:             First Chicago National Bank

Payment Date:        The Payment Date for the Certificates will be on the
                     25th of each month or if such date is not a Business Date, the next succeeding Business Date commencing April 25, 1998.

Principal:           Principal collections from each Loan Group are allocated
                     to the Certificates in each respective Group.

                     Allocation of Principal Amount Classes of Different Ratings

                     Prior to month 37 principal for a Loan Group will be paid to Class A's, M-l, M-2 and B-I sequentially in that order. Commencing on the 37th Distribution Date, and so long as a Trigger Event has not occurred, principal payments will be allocated concurrently to classes of all rating levels such that the credit enhancement level at each rating is double or 2.5 times the initial credit enhancement for the Group F and Group A Certificates, respectively at that rating. Although principal will be allocated concurrently, priority of payments will be given to the A's, M-1, M-2 and B-I classes in that order.

                     Group F Class A Certificates

                     Principal allocated to the Group F Class A Certificates will be paid among these certificates as follows:


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                     Principal will be paid to Classes A-1F through A-5F (the "Sequential Classes") sequentially from the amount received on the Group F loans. Class A-6F (the NAS Class) will commence paying in month 37 and will thereafter pay concurrently with the Sequential Classes. Principal allocation between the NAS Class and the Sequential Classes is determined by the following formula:

                     A-6F Principal = Shifting Percent x (Pro rata Alloc. of Group F Principal Pmt.);

                     where the Pro rata Allocation is determined by the outstanding balances of the NAS Class and the Sequential Classes each month, and the Shifting Percent is as follows:

                     Months        Shifting Percent
                     37 - 60       45%
                     61 - 72       80%
                     73 - 84       100%
                     85 onward     300%

                     Group A Class A Certificates

                     Prior to month 21, all principal allocated to the Group A Class A Certificates will be paid to Class A-2A. Commencing in month 21, 90% of principal collections allocated to Class A will be paid to Class A-1A and 10% to Class A-2A until Class A-1A is paid off. Thereafter, all principal cashflow allocated to Class A will again be paid to Class A-2A.

Trigger Event:       A trigger event will be in effect for the respective
                     Certificate Group if the related three month average

                     90+ delinquency percentages exceed two times the sum of (i) the three month average OC amount as a percentage of the related outstanding pool balance and
                     (ii) the three month average related annualized excess spread percentage. If a trigger event is in effect, OC will not step down and all principal will be paid sequentially, from the highest to the lowest ratings.

Optional Cleanup     10% Clean Up Call based on aggregate Group F and Group A
Call:                loan balances

Legal Final          See Cover
Maturity:

Delivery:            Class A Certificates: Denominations of $25,000 and
                     integral multiples of $1,000 in excess thereof.
                     Book-entry through DTC, Euroclear and CEDEL.

Tax Status:          REMIC for Federal income tax purposes.

SMMEA: The Group F Certificates are not SMMEA eligible. After the Funding Period, the Group A Class A Certificates and Class M-l Certificates are SMMEA eligible.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

ERISA: The Class A Certificates and the IO Certificates are expected to be ERISA eligible.

                     All other: Certificates are not ERISA eligible.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).